                                                               EXHIBIT 10.1


                            FIRST AMENDMENT TO
                            ------------------
                             CREDIT AGREEMENT
                             ----------------


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of March 11, 1996 and is entered into by and among MATTEL, INC., a Delaware corporation (the "Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (the "Banks"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (the "Agent") and amends the Credit Agreement dated as of March 10, 1995 among the Company, certain of the Banks and the Agent (the "Agreement").


                                  RECITAL
                                  -------

          The Company has requested that the Banks and the Agent amend the Agreement, and the Banks and Agent are willing to amend the Agreement on the terms and conditions set forth herein.


          NOW, THEREFORE, the parties hereto agree as follows:


          1. Terms. All capitalized terms used herein have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.


          2. Amendments. The parties hereto agree that the Agreement is amended as follows:

          2.1 The definitions of "Applicable Amount" and "Termination Date" in Section 1.1 of the Agreement are amended and restated in their entirety as follows:

               "'Applicable Amount' means, for each type of Loan and the commitment fee, the amount (expressed in basis points per annum) set forth in the chart below opposite the Applicable Level then in effect:

                 (Basis Points Per Annum)
----------------------------------------------------------
Applicable     Commitment      Eurodollar    CD Rate Loans
  Level        Fee             Rate
                               Loans
    1             9.00             25.00           37.50
    2            10.00             30.00           42.50
    3            12.50             37.50           50.00
    4            17.50             45.00           57.50
    5            35.00             75.00           87.50

          "'Termination Date' means March 9, 2001."

          2.2 The following new definitions are inserted in Section 1.1 of the Agreement in proper alphabetical order:

               "'Combined Total Outstanding Investment' means an amount equal to the sum of (a) the Total Outstanding Investment under the Transfer and Administration Agreement plus (b) the analogous amount under Other Permitted Accounts Receivable Financing Facilities."

               "'Other Permitted Accounts Receivable Financing Facility' means a financing arrangement other than the Transfer and Administration Agreement under which accounts receivable of the Company, Mattel Sales or Fisher-Price are periodically sold, and the Company, Mattel Sales or Fisher-Price collects the accounts receivable so sold on behalf of the transferee."

          2.3 Clause (iii) of the proviso to Section 2.1 of the Agreement is amended by deleting "$650,000,000" and inserting "$800,000,000" in lieu thereof.

          2.4 Section 2.5(b)(y) of the Agreement is amended by deleting "$250,000,000" and inserting "$400,000,000" in lieu thereof.

          2.5 The proviso to Section 2.8(a)(iii) of the Agreement is deleted in its entirety.

          2.6 Section 2.9(b) of the Agreement is deleted in its entirety, and subsections (c) and (d) of Section 2.9 are relettered (b) and (c), respectively.

          2.7 Section 7.4 of the Agreement is amended by deleting "and" at the end of subsection (a), deleting the period at the end of subsection (b) and inserting "; and" in lieu thereof, and inserting a new subsection (c) as follows:

               "(c) If the Company believes in good faith that the collectability of certain accounts receivable is or may be jeopardized by the distressed financial condition of the obligor under such accounts receivable, the Company, Mattel Sales and Fisher-Price may sell such accounts receivable, including, without limitation, by means of entering into and performing under Other Permitted Accounts Receivable Financing Facilities."

          2.8 Section 7.5 of the Agreement is amended and restated in its entirety as follows:

               "7.5 Consolidated Funded Indebtedness to Total Capitalization. The Company shall not permit the ratio of the sum of (a) Consolidated Funded Indebtedness plus (b) Combined Total Outstanding Investment to the sum of (x) Consolidated Funded Indebtedness plus (y) Combined Total Outstanding Investment plus (z) Consolidated Tangible Net Worth to exceed 65% at the end of each of the first three fiscal quarters in each fiscal year and 55% at the end of each fiscal year."

          2.9 Section I of Attachment I to Exhibit D to the Agreement (Officer's Certificate) is amended and restated in its entirety as set forth on Exhibit A to this First Amendment.

          2.10 Section II.B. of Attachment I to Exhibit D to the Agreement (Officer's Certificate) is amended by deleting "Line I.B4" and inserting "Line I.D.4" in lieu thereof.

          2.11 Schedule 1.1 to the Agreement (Loan Commitments) is amended and restated in its entirety as set forth on Schedule 2.1 to this First Amendment.


          3. Representations and Warranties. The Company represents and warrants to the Banks and the Agent:

          3.1 Authorization. The execution, delivery and performance of this First Amendment by the Company has been duly authorized by all necessary corporate action by the Company and has been duly executed and delivered by the Company.

          3.2 Binding Obligation. This First Amendment and the Agreement are legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by the application of general principles of equity.

          3.3 No Conflict. The execution, delivery and performance by the Company of this First Amendment and the issuance, delivery and payment of the replacement Notes do not and will not (a) violate the Restated Certificate of Incorporation or Bylaws of the Company, (b) violate any provision of law applicable to the Company, or any material order, judgment or decree of any court or other agency of government binding on the Company, the violation of which would result in a Material Adverse Effect,
(c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company, (d) result in or require the creation or imposition of any material lien, security interest, charge or encumbrance of any nature whatsoever upon any of its material properties or assets, or (e) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company.

          3.4 Incorporation of Certain Representations. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

          3.5 Default. No Default or Event of Default under the Agreement has occurred and is continuing.


          4. Conditions, Effectiveness. The effectiveness of this First Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent:

          4.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this First Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this First Amendment and any note or other instrument or agreement required hereunder.

          4.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this First Amendment, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.3 Replacement Notes. Notes, duly executed and delivered by the Company, evidencing each Bank's new Loan Commitment for each Bank previously having a Note, which Note shall replace the existing Note of each such Bank.

          4.4 Accrued Fees and Interest. The Company agrees to pay to the Agent on the date hereof, for distribution to the Banks (including the Selling bank as defined in Section 5.5 of this First Amendment) all accrued and unpaid interest and fees due to the Banks to the date hereof.

          4.5 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this First Amendment and the Agreement and the compliance with the conditions set forth herein.

          5.   Miscellaneous.

          5.1 Effectiveness of the Agreement. Except as hereby amended, the Agreement shall remain in full force and effect.

          5.2 Waivers. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          5.3 Counterparts. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Company, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4 Jurisdiction. This First Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

          5.5 Assignment of Marine Midland's Loan Commitment to Societe Generale. Effective as of the date of this First Amendment, after all Loans have been prepaid pursuant to Section 5.6 of this First Amendment, but before the reborrowing of such Loans pursuant to Section 5.6 of this First Amendment, Marine Midland Bank (the "Selling Bank") agrees to sell and assign to Societe Generale (the "Buying Bank"), and the Buying Bank hereby agrees to purchase and assume, without recourse, from the Selling Bank, all of the Selling Bank's Loan Commitment and any outstanding Loans.
 Such assignment shall be automatic, without any further action required by any party pursuant to Section 10.1 of the Agreement. From and after the effectiveness of such assignment, the Buying Bank shall be a "Bank" for all purposes of the Agreement having the Loan Commitment specified next to the Buying Bank's name on Schedule 1.1 to this First Amendment. The Selling Bank and the Buying Bank authorize the Agent to distribute to the Selling Bank its Pro Rate Share of all accrued fees and interest it receives from the Company that are due to the Selling Bank for the period preceding this assignment. The Selling Bank represents and warrants to the Buying Bank that it is the legal and beneficial owner of the Obligations it is assigning hereunder and that such Obligations are free and clear of any adverse claim. Other than as provided above, the Selling Bank makes no representation or warranty nor assumes any responsibility with respect to such Obligations, this Agreement or any other instrument or document furnished pursuant hereto, the financial condition of the Company, or the performance or observance by the Company thereunder. The Company agrees to pay on demand directly to the Selling Bank any costs incurred by it pursuant to Section 3.5 of the Agreement in connection with the assignment of its Loans hereunder. The Company, the Guarantors, the Banks and the Agent hereby consent to such assignment.

          5.6 Adjustments to Aggregate Loan Commitment. Effective as of the date of this First Amendment, the Aggregate Loan Commitment and each Bank's respective Loan Commitments shall be as set forth on Schedule 1.1 to this First Amendment. In order to accomplish such adjustment, the Company confirms its request under Section 2.6(a) of the Agreement that all outstanding Loans be prepaid as of the date hereof and, pursuant to a Notice of Borrowing timely delivered pursuant to Section 2.2 of the Agreement, that such Loans be immediately, but after giving effect to the assignment set forth in Section 5.5 above, reborrowed from each Bank in accordance with its Pro Rata Share of the revised Aggregate Loan Commitment. The Company agrees to pay on demand directly to each Bank any costs incurred by such Bank pursuant to Section 3.5 of the Agreement by reason of such prepayment of its outstanding Loans.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         MATTEL, INC.


                         By /s/ William Stavro
                            ------------------
                            William Stavro
                            Senior Vice President and
                            Treasurer


                                 S-1


AGENT:                   BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as Agent


                         By  /s/ Kay Warren
                             --------------
                             Kay Warren
                             Vice President


                                 S-2


BANKS:                   BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         By  /s/ Robert W. Troutman
                             ----------------------
                             Robert W. Troutman
                             Managing Director


                                 S-3


                         NATIONSBANK OF TEXAS, N.A.


                         By  /s/ Tom F. Scharfenberg
                             -----------------------

                         Title  Vice President
                                --------------


                                 S-4


                         CHEMICAL BANK


                         By  /s/ Mary Cameron
                             ----------------

                         Title: Vice President
                                --------------


                                 S-5


                         THE FIRST NATIONAL BANK OF BOSTON


                         By  /s/ Debra Zurka
                             ---------------

                         Title  Vice President
                                --------------


                                 S-6


                         PNC BANK, N.A.


                         By  /s/ Ted A. Dunn
                             ---------------

                         Title  Assistant Vice President
                                ------------------------


                                 S-7


                         THE TORONTO-DOMINION (TEXAS), INC.


                         By  /s/ Diane Bailey
                             ----------------

                         Title  Vice President
                                --------------


                                 S-8


                         ABN AMRO BANK N.V.


                         By  /s/ Matthew S. Thomson
                             ----------------------

                         Title  Group Vice President/Director
                                -----------------------------


                         By  /s/ Patrick A. Russo
                             --------------------

                         Title  Assistant Vice President
                                ------------------------


                                 S-9


                         THE BANK OF CALIFORNIA, N.A.


                         By  /s/ Lynn E. Vine
                             ----------------

                         Title  Vice President
                                --------------


                                 S-10


                         BANQUE NATIONALE DE PARIS


                         By  /s/ Clive Bettles
                             -----------------

                         Title  Senior Vice President & Manager
                                -------------------------------


                         By  /s/ Mitchell M. Ozawa
                             ---------------------

                         Title  Vice President
                                --------------


                                 S-11


                         DRESDNER BANK AG, Los Angeles
                           Agency


                         By  /s/ Sidney S. Jordan
                             --------------------

                         Title  Vice President
                                --------------

                         By  /s/ Jon M. Bland
                             ----------------

                         Title  Senior Vice President
                                ---------------------


                                 S-12


                         ISTITUTO BANCARIO SAN PAOLO di TORINO SpA


                         By  /s/ Donald W. Brown
                             -------------------

                         Title  Branch Manager
                                --------------


                         By  /s/ Glen Binder
                             ---------------

                         Title  Vice President
                                --------------


                                 S-13


                         MANUFACTURERS & TRADERS TRUST CO.


                         By  /s/ Geoffery R. Fenn
                             --------------------

                         Title  Vice President
                                --------------


                                 S-14


                         CITICORP USA, INC.


                         By  /s/ Majorie Futornick
                             ---------------------

                         Title  Vice President
                                --------------


                                 S-15


                         SOCIETE GENERALE

                         By  /s/ J. Staley Stewart
                             ---------------------

                         Title  Vice President
                                --------------


                                 S-16


                         MARINE MIDLAND BANK
                         (for purposes of Section 5.5 only)


                         By  /s/ Mary Ann Tappero
                             --------------------

                         Title  Vice President
                                --------------


                                 S-17


                       CONSENT OF GUARANTORS
                       ---------------------


       The undersigned Fisher-Price, Inc., and Mattel Sales Corp. hereby consent to the foregoing First Amendment to Credit Agreement dated as of March 11, 1996, and reaffirms their respective Continuing Guaranty each dated as of March 10, 1995.


                 Dated:  March 11, 1996


                 MATTEL SALES CORP.


                 By: /s/ William Stavro
                     ------------------
                     William Stavro
                     Vice President and
                     Treasurer


                 FISHER-PRICE, INC.


                 By: /s/ William Stavro
                     ------------------
                     William Stavro
                     Treasurer




                       EXHIBIT A TO FIRST AMENDMENT
                       ----------------------------


                       Amendment and Restatement of
                  Section I of Attachment I to Exhibit D
                 to the Agreement (Officer's Certificate)



I. CONSOLIDATED FUNDED INDEBTEDNESS TO TOTAL CAPITALIZATION AS OF ABOVE DATE. (Section 7.5)

     A.  Consolidated Funded Indebtedness:

         1.  Total liabilities for borrowed money:

             -   Notes Payable:                        $
                                                        ---------
             -   Current Portion of Long-Term Debt:    $
                                                        ---------
             -   Term Loans:                           $
                                                        ---------
             -   Subordinated Debt:                    $
                                                        ---------
             -   Senior Long-Term Debt:                $
                                                        ---------
             -   Mortgages:                            $
                                                        ---------

             Total liabilities for borrowed money:     $
                                                        ---------
         2.  Capital Leases:                           $
                                                        ---------

         3.  Guaranties of unconsolidated funded
             obligations for borrowed money:           $
                                                        ---------

         4.  Total Consolidated Funded
             Indebtedness (Lines A1+A2+A3):            $
                                                        =========

     B.  Combined Total Outstanding Investment:

         1.  Total Outstanding Investment under
             Transfer and Administration Agreement:    $
                                                        ---------

         2.  Amount analogous to "Total Outstanding
             Investment" under Other Permitted
             Accounts Receivable Financing
             Facilities (describe):                    $
                                                        ---------

         3.  Combined Total Outstanding Investment
             (Lines B1+B2):                            $
                                                        =========

     C.  Consolidated Funded Indebtedness plus
         Combined Total Outstanding Investment
         (Lines A4+B3):                                $
                                                        =========

     D.  Consolidated Tangible Net Worth:

         1.  Net Worth:                                $
                                                        ---------

         2.  Foreign exchange currency
             translation adjustments:                  $
                                                        ---------

         3.  Intangible assets:                        $
                                                        ---------

         4.  Consolidated Tangible Net Worth
             (Line D1 - (D2+D3)):                      $
                                                        =========

     E.  Consolidated Funded Indebtedness plus
         Combined Total Outstanding Investment plus
         Consolidated Tangible Net Worth (Lines C+D4): $
                                                        =========

     F.  Actual percentage of Consolidated Adjusted
         Debt plus Combined Total Outstanding Investment
         of Consolidated Funded Indebtedness plus
         Combined Total Outstanding Investment plus
         Consolidated Tangible Net Worth (Line C,E):           %
                                                        -------

     G.  Permitted maximum percentage of Consolidated
         Funded Indebtedness plus Combined Total
         Outstanding Investment to Consolidated Funded
         Indebtedness plus Combined Total Outstanding
         Investment plus Consolidated Tangible
         Net Worth:  (55%)  (65%)